                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM N-CSR/A

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-01545
                                                      ---------

                      Eaton Vance Special Investment Trust
                      ------------------------------------
               (Exact Name of Registrant as Specified in Charter)

     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Address of Principal Executive Offices)

                                 Alan R. Dynner
     The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
     -----------------------------------------------------------------------
                    (Name and Address of Agent for Services)

                                 (617) 482-8260
                                 --------------
                         (Registrant's Telephone Number)

                                   December 31
                                   -----------
                             Date of Fiscal Year End

                                December 31, 2003
                                -----------------
                            Date of Reporting Period

ITEM 1. REPORTS TO STOCKHOLDERS

[EV LOGO]

[GRAPHIC IMAGE]

ANNUAL REPORT DECEMBER 31, 2003

[GRAPHIC IMAGE]

EATON VANCE EMERGING MARKETS FUND

[GRAPHIC IMAGE]

                                EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

     - Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

     - None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

     - Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122.


                                IMPORTANT NOTICE
                              REGARDING DELIVERY OF
                              SHAREHOLDER DOCUMENTS

     The Securities and Exchange Commission permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

     EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

     If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

     Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.


From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures without charge, upon request, by calling 1-800-262-1122. This description is also available on the Securities and Exchange Commission's website at http://www.sec.gov.

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Emerging Markets Fund Class A shares had a total return of 46.05% for the year ended December 31, 2003. That return was the result of an increase in net asset value per share (NAV) from $11.51 on December 31, 2002 to $16.81 on December 31, 2003.(1)

The Fund's Class B shares had a total return of 45.16% during the year ended December 31, 2003. This return was the result of an increase in NAV from $11.16 on December 31, 2002 to $16.20 on December 31, 2003.(1)

For comparison, the Morgan Stanley Capital International Emerging Markets Free Index - an unmanaged index of common stocks traded in the emerging markets - had a total return of 55.82% during the same period.(2)

EMERGING MARKETS ENJOYED A BROAD-BASED RALLY...

Enjoying the first broad-based rally in four years, global emerging markets provided investors with solid returns and were some of the top performing markets in 2003. Emerging markets benefitted from the improving global economy driven by a favorable interest rate environment. Emerging markets also attracted investor interest through their compelling valuation levels when compared to developed markets.

MUCH HAS CHANGED FOR EMERGING MARKETS AS AN ASSET CLASS...

Emerging market investors are finding a far different investment landscape compared to the 1990s. China has experienced the most noticeable transformation from a country that depended on other nations to grow to a country that now serves as a growth engine for other countries. China's demand for resources and its growing consumer class have created demand from not only other Asian countries, but countries around the world.

Countries that had experienced debt and currency crises, including Russia and Brazil, respectively, have provided investors with tremendous opportunities as they stabilize and begin to attract renewed foreign investment interest.

If the market's behavior over the past few years has illustrated one thing, it is the importance of a long-term investment strategy. Emerging markets experienced one of their best years in recent history, and we believe emerging markets continue to offer attractive opportunies, as well as attractive valuation levels, when compared with developed markets.

                                        Sincerely,

                                        /s/ Thomas E. Faust Jr.

                                        Thomas E. Faust Jr.
                                        President
                                        February 10, 2004

FUND INFORMATION
as of December 31, 2003

PERFORMANCE(3)                                                                  CLASS A     CLASS B
---------------------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
One Year                                                                          46.05%      45.16%
Five Years                                                                        15.84       15.18
Life of Fund+                                                                      6.62        5.97

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year                                                                          37.67%      40.16%
Five Years                                                                        14.48       14.96
Life of Fund+                                                                      5.93        5.97

+Inception dates: Class A: 12/8/94; Class B: 11/30/94

TEN LARGEST HOLDINGS(4)

Hyundai Motor Co.                                                                               5.6%
PTT Public Company Ltd.                                                                         4.4
Hurriyet Gazetecilik ve Matbaacilik A.S.                                                        3.8
Reliance Industries Ltd. GDR                                                                    3.5
Siam Cement Public Co. Ltd.                                                                     3.2
Tata Engineering and Locomotive Co. Ltd GDR                                                     2.9
Companhia Souza Cruz S.A.                                                                       2.7
POSCO                                                                                           2.7
Harmony Gold Mining Co. Ltd.                                                                    2.5
CNOOC Ltd.                                                                                      2.5

(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charge (CDSC) for Class B shares. (2) It is not possible to invest directly in an Index. (3) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee. The Fund's return for 2003 reflects the strong market performance during the period. (4) Ten largest holdings account for 33.8% of the Portfolio's total net assets, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund's current performance may be different.

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
MANAGEMENT DISCUSSION

[PHOTO OF HON. JACOB REES-MOGG]
Hon. Jacob Rees-Mogg
Portfolio Manager

AN INTERVIEW WITH THE HON. JACOB REES-MOGG, DIRECTOR, LLOYD GEORGE INVESTMENT MANAGEMENT, AND PORTFOLIO MANAGER OF EMERGING MARKETS PORTFOLIO.

Q:  Jacob, what are your thoughts on the year's performance in emerging markets?


A: Emerging markets had a strong year, but it was not entirely smooth sailing. The first half of the year provided markets with a great deal of uncertainty between the war in Iraq and the SARS virus. But once those risks diminished, investment inflows into emerging market securities improved markedly. The growth potential and valuation levels of emerging markets were too good for investors to ignore. Couple that with the fact that emerging markets appeared to stabilize, and the ingredients were there for strong performance.

Q:  How did the Portfolio perform against that backdrop?

A: We are very pleased with the performance of the Portfolio in 2003. If you notice we did not outperform our benchmark(2), but that is because we continued to manage our Portfolio with a defensive focus. Because of that focus, we were very selective in our portfolio holdings, and we did not purchase shares that do not meet our disciplined criteria. While emerging markets are more stable than in previous years, our investment decisions are made with the understanding that there will always be a level of risk, especially in emerging markets. We continued to seek long-term capital appreciation, but we sought our goal through careful investment choices.

Q: What emerging market countries benefitted the Portfolio most over the past year?

A: Our allocations among Asian countries performed strongly in 2003. In fact, some of the best performing markets in the world for 2003 were in Asia. Investors in the Asia region were hesitant in the first part of 2003 because of the SARS outbreak and fears over the war in Iraq and terrorism. But once investors moved beyond those fears, Asian markets enjoyed noteworthy gains. Our largest country allocation was in the Republic of Korea. Korea has an excellent growth record, business climate and work ethic and has been a major beneficiary of China's growth.

[CHART]

FIVE LARGEST INDUSTRY WEIGHTINGS(1)
By total net assets

Banks and Money Services            18.5%
Mining                               8.8%
Automotive                           8.5%
Chemicals                            5.6%
Telephone-Integrated                 4.9%

[CHART]

REGIONAL DISTRIBUTION(1)
By net assets

Asia                                46.9%
Latin America                       11.8%
India                                8.5%
South Africa                         6.7%
Turkey                               6.0%
Russia                               4.0%
Cash & Other                         9.8%

(1) Because the Portfolio is actively managed, Industry Weightings and Regional Distribution presented at 12/31/03 are subject to change.

(2) It is not possible to invest directly in an index.

  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
       TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

Q:  Speaking of China, is that still an attractive market for investment?

A: China continued to grow at a rapid pace, and 2003 looks to be a record growth year at about 8%. Asian and western companies still look to China for inexpensive labor, but China has emerged as a powerful growth engine for other countries. While the Portfolio had about 4.6% of net assets in China at the end of 2003, we have found more attractive opportunities focusing on countries that benefited from China's growth. For example, as China's economy continued to expand, its demand for natural resources has increased demand from resource-rich countries like Brazil. Also, China's developing consumer class created tremendous demand for imports from neighboring countries like Taiwan.

Q: What other regions played a significant role in the Portfolio's performance over the past year?

A: We held a significant allocation in India. India, like China, grew at a strong pace in 2003 and we believe is transforming from an emerging economy to an engine of growth for the global economy. India is the second largest English speaking population and has a long-standing tradition of education, which has created a strong pool of scientific and technical labor. India's strength in these areas has positioned the country well, as more and more companies seek to outsource and develop labor forces in emerging markets.

Q:  What about Latin America?

    Latin America enjoyed its best year since 1991. The region was helped by the same conditions that aided stocks around the globe, low interest rates and a global economic rebound. Our Portfolio held about 7% of its net assets in Brazil at the end of 2003. Brazil saw many companies emerge from bankruptcy due to a strengthening currency and low interest rates. Global demand for commodities also contributed to growth, as Brazil became the source of natural resources used in China's fast paced development.

Q:  What is your outlook for the year ahead?

    Although emerging markets have risen substantially over the past year, we believe most remain inexpensive relative to developed markets. We believe the global economic recovery and favorable interest rate environment should continue to benefit emerging markets. The current strength in commodities is also expected to benefit resource-rich countries as China continues to demand resources for its expansion. There are variables that have the potential to upset the global rebound, which include America's weakening currency and large deficit. These risks as well as the ever-changing global geopolitical environment keep us mindful of our defensive Portfolio focus and long-term perspective.

       THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE EMERGING MARKETS FUND CLASS B VS. THE MORGAN STANLEY CAPITAL INTERNATIONAL EMERGING MARKETS FREE INDEX*

November 30, 1994 - December 31, 2003

                   EATON VANCE EMERGING MARKETS FUND- CLASS B
                               Inception: 11/30/94

                      FUND               FUND                EMERGING
                    VALUE AT           VALUE WITH          MARKETS FREE
  DATE                 NAV            SALES CHARGE            INDEX*
------------------------------------------------------------------------
11/30/1994          10,000                N/A                10,000
12/31/1994           9,960                                  9196.96
 1/31/1995           9,590                                  8218.48
 2/28/1995           9,660                                  8007.63
 3/31/1995           9,640                                  8058.50
 4/30/1995           9,820                                  8420.02
 5/31/1995          10,440                                  8867.96
 6/30/1995          10,450                                  8894.19
 7/31/1995          10,610                                  9093.83
 8/31/1995          10,480                                  8879.63
 9/30/1995          10,410                                  8837.48
10/31/1995          10,100                                  8499.18
11/30/1995           9,710                                  8347.62
12/31/1995          10,050                                  8717.85
 1/31/1996          11,020                                  9337.53
 2/29/1996          11,420                                  9189.07
 3/31/1996          11,130                                  9260.64
 4/30/1996          11,890                                  9630.90
 5/31/1996          12,550                                  9587.90
 6/30/1996          12,580                                  9647.77
 7/31/1996          11,740                                  8988.41
 8/31/1996          12,110                                  9218.48
 9/30/1996          12,360                                  9298.34
10/31/1996          12,270                                  9050.35
11/30/1996          12,660                                  9202.00
12/31/1996          12,903                                  9243.62
 1/31/1997          14,029                                  9874.12
 2/28/1997          14,699                                 10296.99
 3/31/1997          14,324                                 10026.51
 4/30/1997          14,405                                 10044.22
 5/31/1997          14,912                                 10331.69
 6/30/1997          15,794                                 10884.61
 7/31/1997          16,007                                 11047.09
 8/31/1997          14,253                                  9641.36
 9/30/1997          14,790                                  9908.50
10/31/1997          12,822                                  8282.64
11/30/1997          12,406                                  7980.43
12/31/1997          12,454                                  8172.74
 1/31/1998          11,576                                  7531.75
 2/28/1998          13,029                                  8317.88
 3/31/1998          13,332                                  8678.84
 4/30/1998          13,416                                  8584.30
 5/31/1998          11,304                                  7407.90
 6/30/1998          10,059                                  6630.84
 7/31/1998          10,373                                  6841.08
 8/31/1998           7,414                                  4863.05
 9/30/1998           7,445                                  5171.54
10/31/1998           7,592                                  5716.11
11/30/1998           8,355                                  6191.51
12/31/1998           8,355                                  6101.78
 1/31/1999           8,125                                    6,010
 2/28/1999           8,083                                    6,068
 3/31/1999           8,690                                    6,870
 4/30/1999          10,007                                    7,719
 5/31/1999           9,840                                    7,618
 6/30/1999          11,021                                    8,543
 7/31/1999          10,394                                    8,306
 8/31/1999          10,540                                    8,384
 9/30/1999          10,070                                    8,098
10/31/1999          10,760                                    8,269
11/30/1999          12,558                                    9,011
12/31/1999          15,173                                   10,159
 1/31/2000          14,754                                   10,216
 2/29/2000          15,361                                   10,354
 3/31/2000          15,905                                   10,410
 4/30/2000          13,991                                    9,424
 5/31/2000          13,374                                    9,029
 6/30/2000          14,148                                    9,332
 7/31/2000          13,604                                    8,849
 8/31/2000          14,022                                    8,886
 9/30/2000          12,778                                    8,109
10/31/2000          11,962                                    7,521
11/30/2000          10,687                                    6,862
12/31/2000          11,220                                    7,027
 1/31/2001          12,203                                    7,994
 2/28/2001          11,586                                    7,367
 3/31/2001          10,697                                    6,641
 4/30/2001          11,147                                    6,968
 5/31/2001          11,753                                    7,049
 6/30/2001          11,419                                    6,901
 7/31/2001          10,655                                    6,462
 8/31/2001          10,739                                    6,397
 9/30/2001           9,359                                    5,406
10/31/2001           9,589                                    5,742
11/30/2001          10,540                                    6,341
12/31/2001          11,095                                    6,843
 1/31/2002          11,586                                    7,074
 2/28/2002          12,098                                    7,189
 3/31/2002          12,674                                    7,620
 4/30/2002          13,186                                    7,668
 5/31/2002          13,155                                    7,544
 6/30/2002          12,506                                    6,976
 7/31/2002          11,753                                    6,443
 8/31/2002          11,764                                    6,541
 9/30/2002          11,105                                    5,835
10/31/2002          11,293                                    6,214
11/30/2002          11,523                                    6,642
12/31/2002          11,670                                    6,421
 1/31/2003          11,617                                    6,393
 2/28/2003          11,450                                    6,213
 3/31/2003          11,053                                    6,036
 4/30/2003          11,795                                    6,573
 5/31/2003          12,747                                    7,042
 6/30/2003          13,102                                    7,442
 7/31/2003          13,280                                    7,904
 8/31/2003          14,252                                    8,433
 9/30/2003          14,472                                    8,495
10/31/2003          15,455                                    9,217
11/30/2003          15,507                                    9,330
12/31/2003          16,940                                   10,005

*For the period from 11/30/94 - 12/31/98, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/98-12/31/03, the Index data was calculated using dividends net of taxes.
The calculation of dividends net of taxes was first available on 12/31/98. The Index line on the chart reflects that adjustment.

      PERFORMANCE**                                                                   CLASS A     CLASS B
      ---------------------------------------------------------------------------------------------------
      Average Annual Total Returns (at net asset value)
      One Year                                                                          46.05%      45.16%
      Five Years                                                                        15.84       15.18
      Life of Fund+                                                                      6.62        5.97

      SEC Average Annual Total Returns (including sales charge or applicable CDSC)
      One Year                                                                          37.67%      40.16%
      Five Years                                                                        14.48       14.96
      Life of Fund+                                                                      5.93        5.97

+Inception dates: Class A: 12/8/94; Class B: 11/30/94

* Sources: Thomson Finanical; Lipper Inc. Investment operations commenced 11/30/94. For the period from 11/30/94-12/31/98, the MSCI Index data was calculated using gross dividends, without consideration for taxes; from 12/31/98-12/31/03, the Index data was calculated using dividends net of taxes. The calculation of dividends net of taxes was first available on 12/31/98. The Index line on the chart reflects that adjustment.

  The chart compares the total return of the Fund's Class B shares with that of the Morgan Stanley Capital International Emerging Markets Free Index, a broad-based, unmanaged market index of common stocks traded in the world's emerging markets. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund's Class B shares and the Index. An investment in the Fund's Class A shares on 12/8/94 at net asset value would have been worth $17,891 on December 31, 2003; $16,862 including the 5.75% sales charge. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule:
    5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee. The Fund's return for 2003 reflects the strong stock market performance during the period.

  Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility the Fund's current performance may be different. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS
Investment in Emerging Markets Portfolio, at value
   (identified cost, $25,472,147)                                             $   36,165,740
Receivable for Fund shares sold                                                      208,799
--------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                  $   36,374,539
--------------------------------------------------------------------------------------------

LIABILITIES
Payable for Fund shares redeemed                                              $      129,330
Payable to affiliate for distribution and service fees                                    54
Payable to affiliate for Trustees' fees                                                   44
Accrued expenses                                                                      31,656
--------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                             $      161,084
--------------------------------------------------------------------------------------------
NET ASSETS                                                                    $   36,213,455
--------------------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Paid-in capital                                                               $   27,222,154
Accumulated net realized loss from Portfolio (computed on
   the basis of identified cost)                                                  (1,609,946)
Accumulated net investment loss                                                      (92,346)
Net unrealized appreciation from Portfolio (computed on the basis of
   identified cost)                                                               10,693,593
--------------------------------------------------------------------------------------------
TOTAL                                                                         $   36,213,455
--------------------------------------------------------------------------------------------

CLASS A SHARES
NET ASSETS                                                                    $   24,744,167
SHARES OUTSTANDING                                                                 1,472,084
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        16.81
MAXIMUM OFFERING PRICE PER SHARE
   (100 DIVIDED BY 94.25 of $16.81)                                           $        17.84
--------------------------------------------------------------------------------------------
CLASS B SHARES
NET ASSETS                                                                    $   11,469,288
SHARES OUTSTANDING                                                                   707,765
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (net assets DIVIDED BY shares of beneficial interest outstanding)          $        16.20
--------------------------------------------------------------------------------------------

On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME
Dividends allocated from Portfolio (net of foreign taxes, $89,730)            $      679,391
Interest allocated from Portfolio                                                      3,805
Expenses allocated from Portfolio                                                   (371,190)
--------------------------------------------------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO                                          $      312,006
--------------------------------------------------------------------------------------------

EXPENSES
Management fee                                                                $       58,002
Trustees' fees and expenses                                                              179
Distribution and service fees
   Class A                                                                            76,248
   Class B                                                                            79,513
Transfer and dividend disbursing agent fees                                           45,188
Registration fees                                                                     31,253
Legal and accounting services                                                         13,870
Custodian fee                                                                         13,355
Printing and postage                                                                  12,525
Miscellaneous                                                                          3,329
--------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                $      333,462
--------------------------------------------------------------------------------------------

NET INVESTMENT LOSS                                                           $      (21,456)
--------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
Net realized gain (loss) --
   Investment transactions (identified cost basis)                            $    1,507,426
   Foreign currency transactions                                                     (39,956)
--------------------------------------------------------------------------------------------
NET REALIZED GAIN                                                             $    1,467,470
--------------------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                                        $    8,540,825
   Foreign currency transactions                                                         541
--------------------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          $    8,541,366
--------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                              $   10,008,836
--------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                    $    9,987,380
--------------------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                                  YEAR ENDED           YEAR ENDED
IN NET ASSETS                                        DECEMBER 31, 2003    DECEMBER 31, 2002
-------------------------------------------------------------------------------------------
From operations --
   Net investment loss                               $         (21,456)   $        (162,495)
   Net realized gain (loss)                                  1,467,470             (497,105)
   Net change in unrealized
      appreciation (depreciation)                            8,541,366              761,583
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS           $       9,987,380    $         101,983
-------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                                        $      15,947,081    $      16,126,130
      Class B                                                3,519,853            4,554,014
   Cost of shares redeemed
      Class A                                               (8,312,174)          (9,962,836)
      Class B                                               (2,199,113)          (2,317,985)
   Redemption fees
      Class A                                                   18,189                9,878
-------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   FUND SHARE TRANSACTIONS                           $       8,973,836    $       8,409,201
-------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                           $      18,961,216    $       8,511,184
-------------------------------------------------------------------------------------------

NET ASSETS
At beginning of year                                 $      17,252,239    $       8,741,055
-------------------------------------------------------------------------------------------
AT END OF YEAR                                       $      36,213,455    $      17,252,239
-------------------------------------------------------------------------------------------

ACCUMULATED NET INVESTMENT LOSS
INCLUDED IN NET ASSETS
AT END OF YEAR                                       $         (92,346)   $          (7,204)
-------------------------------------------------------------------------------------------

                        See notes to financial statements

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
FINANCIAL STATEMENTS
FINANCIAL HIGHLIGHTS

                                                                                      CLASS A
                                                      --------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                         2003           2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $    11.510    $    10.850     $    10.930     $    14.680     $     8.060
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment income (loss)                          $     0.002    $    (0.079)    $    (0.048)    $    (0.268)    $    (0.112)
Net realized and unrealized gain (loss)                     5.282          0.723          (0.032)         (3.482)          6.732
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                   $     5.284    $     0.644     $    (0.080)    $    (3.750)    $     6.620
--------------------------------------------------------------------------------------------------------------------------------
Redemption fees                                       $     0.016    $     0.016     $        --     $        --     $        --
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                        $    16.810    $    11.510     $    10.850     $    10.930     $    14.680
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                             46.05%          6.08%          (0.73)%        (25.54)%         82.13%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+
Net assets, end of year (000's omitted)               $    24,744    $    10,343     $     4,136     $     3,511     $     4,482
Ratios (As a percentage of average daily net
   assets):
   Net expenses(2)                                           2.86%          2.95%           3.23%           3.26%           3.02%
   Net expenses after custodian fee reduction(2)             2.86%          2.95%           2.95%           2.92%           2.95%
   Net investment income (loss)                              0.07%         (0.99)%         (0.46)%         (2.12)%         (1.02)%
Portfolio Turnover of the Portfolio                            58%            76%            125%             65%             95%
--------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income
     (loss) per share would have been as follows:

Ratios (As a percentage of average daily net
   assets):
   Expenses(2)                                               2.89%          3.44%           3.59%           3.35%           4.70%
   Expenses after custodian fee reduction(2)                 2.89%          3.44%           3.31%           3.01%           4.63%
   Net investment income (loss)                              0.04%         (1.48)%         (0.82)%         (2.21)%         (2.70)%
Net investment income (loss) per share                $     0.001    $    (0.118)    $    (0.086)    $    (0.279)    $    (0.296)

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of the Portfolio's allocated expenses.

Certain prior year amounts have been reclassed to conform to the current year presentation.

                        See notes to financial statements

                                                                                      CLASS B
                                                      --------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------------------------
                                                         2003           2002            2001            2000            1999
--------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year                  $    11.160    $    10.610     $    10.730     $    14.510     $     7.990
--------------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
Net investment loss                                   $    (0.042)   $    (0.143)    $    (0.129)    $    (0.347)    $    (0.159)
Net realized and unrealized gain (loss)                     5.082          0.693           0.009          (3.433)          6.679
--------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM OPERATIONS                   $     5.040    $     0.550     $    (0.120)    $    (3.780)    $     6.520
--------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR                        $    16.200    $    11.160     $    10.610     $    10.730     $    14.510
--------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN(1)                                             45.16%          5.18%          (1.12)%        (26.05)%         81.60%
--------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+
Net assets, end of year (000's omitted)               $    11,469    $     6,909     $     4,605     $     5,590     $     6,866
Ratios (As a percentage of average daily net
   assets):
   Net expenses(2)                                           3.36%          3.45%           3.73%           3.75%           3.47%
   Net expenses after custodian fee reduction(2)             3.36%          3.45%           3.45%           3.41%           3.40%
   Net investment loss                                      (0.41)%        (1.48)%         (0.97)%         (2.60)%         (1.59)%
Portfolio Turnover of the Portfolio                            58%            76%            125%             65%             95%
--------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Manager, or both. Had such actions not been taken, the ratios and net investment income
     (loss) per share would have been as follows:

Ratios (As a percentage of average daily net
   assets):
   Expenses(2)                                               3.39%          3.97%           4.09%           3.84%           5.15%
   Expenses after custodian fee reduction(2)                 3.39%          3.97%           3.81%           3.50%           5.08%
   Net investment loss                                      (0.44)%        (2.00)%         (1.33)%         (2.69)%         (3.27)%
Net investment loss per share                         $    (0.045)   $    (0.193)    $    (0.177)    $    (0.359)    $    (0.327)

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.

(2) Includes the Fund's share of the Portfolio's allocated expenses.

                        See notes to financial statements

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
NOTES TO FINANCIAL STATEMENTS

1   SIGNIFICANT ACCOUNTING POLICIES

    Eaton Vance Emerging Markets Fund (the Fund) is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2003). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

    A INVESTMENT VALUATION -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

    B INCOME -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

    C EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

    D FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income, and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2003, the Fund, for federal income tax purposes had a capital loss carryover of $1,723,385 which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. The capital loss carryover of $879,168, $410,083 and $434,134 expires on December 31, 2007, 2009 and 2010, respectively.

    In addition to the requirements of the Internal Revenue Code, the Fund may also be required to recognize their pro-rata share of the capital gains taxes incurred by the Portfolio. In doing so, the daily net asset value would reflect the Fund's pro-rata share of the estimated reserve for such taxes incurred by the Portfolio.

    E EXPENSES -- The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

    F INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund and shareholders are indemnified against personal liability for obligations of the Trust. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

    G USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2   DISTRIBUTIONS TO SHAREHOLDERS

    It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated expenses and to distribute at least annually all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund without a sales charge at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting are reclassified to paid-in capital. These differences primarily relate to foreign currency gains/losses and capital gain taxes paid.

3   SHARES OF BENEFICIAL INTEREST

    The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
    CLASS A                          2003          2002
    ------------------------------------------------------
    Sales                          1,219,073     1,329,244
    Redemptions                     (645,772)     (811,570)
    ------------------------------------------------------
    NET INCREASE                     573,301       517,674
    ------------------------------------------------------

                                  YEAR ENDED DECEMBER 31,
                                  ------------------------
    CLASS B                          2003          2002
    ------------------------------------------------------
    Sales                            262,868       388,409
    Redemptions                     (173,914)     (203,515)
    ------------------------------------------------------
    NET INCREASE                      88,954       184,894
    ------------------------------------------------------

    Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended December 31, 2003, the Fund received $18,189 in redemption fees on Class A shares.

4   MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

    The management fee is earned by Eaton Vance Management (EVM) (the Manager) as compensation for management and administration of the Fund. The fee is based on a percentage of average daily net assets. For the year ended December 31, 2003, the fee was equivalent to 0.25% of the Fund's average daily net assets for such period and amounted to $58,002. Except as to Trustees of the Fund who are not members of EVM's and Lloyd George Management (Bermuda) Limited's (LGM) (the Adviser) organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations. In addition, investment adviser and administrative fees are paid by the Portfolio to LGM and to EVM and its affiliates. See Note 2 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2003, EVM earned $4,435 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $11,838 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2003.

5   DISTRIBUTION PLANS

    The Fund has in effect distribution plans for Class A (Class A Plan) and for Class B (Class B Plan), (collectively, the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require the Fund to pay the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD) an amount equal to (a) 0.50% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and an amount equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments attributable to Class B shares during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus,
    (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD, reduced by the aggregate amount of the contingent deferred sales charge (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued $59,759 and $59,635 for Class A and Class B shares, respectively, to EVD for the year ended December 31, 2003, representing 0.39% and 0.75% of average daily net assets for Class A and Class B shares, respectively. At December 31, 2003, the amount of Uncovered Distribution Charges of EVD calculated under the Plan was approximately $344,000 for Class B shares.

    The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which have remained outstanding for more than one year and 0.25% per annum of the Fund's average daily net assets attributable to Class B shares. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. The Fund paid or accrued service fees to EVD for the year ended December 31, 2003 in the amounts of $16,488 and $19,878 for Class A and Class B shares, respectively.

    Certain officers and Trustees of the Fund are officers of the above organization.

6   CONTINGENT DEFERRED SALES CHARGE

    A contingent deferred sales charge (CDSC) generally is imposed on any redemption of Class B shares made within six years of purchase. Class A shares may be subject to a 1% CDSC if redeemed within one year of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the first and second year of redemption after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVD or its affiliates or to their respective employees or clients and may be waived under other certain limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B Distribution Plan. CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. EVD received approximately $17,000 of CDSC paid by shareholders for Class B shares for the year ended December 31, 2003.

7   INVESTMENT TRANSACTIONS

    Increases and decreases in the Fund's investment in the Portfolio aggregated $19,350,193 and $10,829,482, respectively, for the year ended December 31, 2003.

EATON VANCE EMERGING MARKETS FUND as of December 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE SPECIAL INVESTMENT TRUST AND SHAREHOLDERS OF EATON VANCE EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Fund (the Fund) (one of the series constituting Eaton Vance Special Investment Trust) as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Emerging Markets Fund as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 19, 2004

EMERGING MARKETS PORTFOLIO as of December 31, 2003
PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 87.6%

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
AGRICULTURAL SERVICES -- 1.9%
IOI Corp.                                                                  330,000    $      668,684
A Malaysian agro-chemical producer
----------------------------------------------------------------------------------------------------
                                                                                      $      668,684
----------------------------------------------------------------------------------------------------

AUTOMOTIVE -- 6.4%
Hyundai Motor Co.                                                           23,380    $    1,257,791
South Korean automobile manufacturer and distributor
Tata Engineering and Locomotive Co., Ltd. GDR                              107,482         1,064,072
Indian auto producer and distributor
----------------------------------------------------------------------------------------------------
                                                                                      $    2,321,863
----------------------------------------------------------------------------------------------------

BANKS AND MONEY SERVICES -- 16.3%
Bank Mandiri(1)                                                          6,324,000    $      750,846
Indonesian bank
First Financial Holding Co.(1)                                           1,198,000           836,306
Taiwanese Bank
Grupo Financiero Banorte DA de CV                                          176,500           612,561
Banking, financial and investment services in Mexico
Hansabank Ltd.                                                              29,504           796,398
Financial institution in the Baltic States
HDFC Bank Ltd. ADR                                                          25,200           769,608
A private sector bank in India
Kookmin Bank                                                                18,190           681,648
Korean bank
Public Bank Berhad                                                         778,200           634,847
Banking services, financial services,
and investment services
Turkiye IS Bankasi(1)                                                  197,185,120           799,968
Turkish retail bank
----------------------------------------------------------------------------------------------------
                                                                                      $    5,882,182
----------------------------------------------------------------------------------------------------

CEMENT -- 3.2%
Siam Cement Public Company Ltd.                                            167,000    $    1,163,279
Thailand cement company with paper and
petrochemical interests
----------------------------------------------------------------------------------------------------
                                                                                      $    1,163,279
----------------------------------------------------------------------------------------------------

CHEMICALS -- 5.6%
Nan Ya Plastic                                                             539,000    $      777,938
Producer of PVC/non-PVC secondary processed goods,
polyester fibers, PCB's and CCLs
Reliance Industries Ltd. GDR                                                39,850    $    1,249,178
A major player in the Indian petrochemicals sector
----------------------------------------------------------------------------------------------------
                                                                                      $    2,027,116
----------------------------------------------------------------------------------------------------

COMPUTERS - MEMORY DEVICES -- 1.3%
CMC Magnetics Corp.(1)                                                     621,000    $      481,069
Provider of optical and magnetic storage media
----------------------------------------------------------------------------------------------------
                                                                                      $      481,069
----------------------------------------------------------------------------------------------------

ELECTRIC - INTEGRATED -- 1.6%
Malakoff Berhad                                                            417,300    $      593,005
A Malaysian electric utility
----------------------------------------------------------------------------------------------------
                                                                                      $      593,005
----------------------------------------------------------------------------------------------------

FOOD AND BEVERAGES -- 2.2%
Companhia de Bebidas das Americas ADR                                       30,500    $      778,055
Produces and distributes beverages
----------------------------------------------------------------------------------------------------
                                                                                      $      778,055
----------------------------------------------------------------------------------------------------

HOME FURNISHINGS -- 1.8%
Steinhoff International Holdings Ltd.                                      564,692    $      647,175
South African manufacturer and distributor of
household furniture
----------------------------------------------------------------------------------------------------
                                                                                      $      647,175
----------------------------------------------------------------------------------------------------

INSURANCE -- 3.6%
China Insurance International Holdings Co., Ltd.                         1,472,000    $      748,931
China Insurance focuses on reinsurance and insurance
brokerage business
Samsung Fire & Marine Insurance Co., Ltd.                                    9,650           554,784
Korean non-life insurance company
----------------------------------------------------------------------------------------------------
                                                                                      $    1,303,715
----------------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
LEISURE AND TOURISM -- 1.9%
Genting Berhad                                                             154,200    $      673,611
Tourism/Gaming company
----------------------------------------------------------------------------------------------------
                                                                                      $      673,611
----------------------------------------------------------------------------------------------------

MINING -- 8.8%
Antofagasta PLC                                                             36,270    $      684,998
Chilean copper mining company
Gold Fields Ltd.                                                            60,704           868,499
South African gold producer
Harmony Gold Mining Co. Ltd.                                                56,158           912,830
A mining company that produces gold
Highland Gold Mining Ltd.                                                  135,507           711,069
Russian gold mining company
----------------------------------------------------------------------------------------------------
                                                                                      $    3,177,396
----------------------------------------------------------------------------------------------------

OFFICE AUTOMATION AND EQUIPMENT -- 1.7%
Sindo Ricoh Co.                                                             11,200    $      596,895
Manufacturer of photocopiers and other office
equipment
----------------------------------------------------------------------------------------------------
                                                                                      $      596,895
----------------------------------------------------------------------------------------------------

OIL AND GAS - EQUIPMENT AND SERVICES -- 1.7%
Lukoil Oil., ADR                                                             3,878    $      360,654
Russian oil producer
OAO Gazprom ADR                                                              9,700           245,022
Large natural gas company in terms of reserves,
transportation and production, and a major supplier of
natural gas to Europe
----------------------------------------------------------------------------------------------------
                                                                                      $      605,676
----------------------------------------------------------------------------------------------------

OIL COMPANIES - EXPLORATION & PRODUCTION -- 3.7%
CNOOC Ltd.                                                                 456,000    $      892,782
Explores, develops and produces crude oil and natural
gas in Hong Kong
Teton Petroleum Co.(1)                                                      88,106           438,768
Russian oil exploration and production company
----------------------------------------------------------------------------------------------------
                                                                                      $    1,331,550
----------------------------------------------------------------------------------------------------

OIL COMPANIES - INTEGRATED -- 4.4%
PTT Public Company Ltd.                                                    340,000    $    1,587,482
Fully integrated state controlled oil and gas
company in Thailand
----------------------------------------------------------------------------------------------------
                                                                                      $    1,587,482
----------------------------------------------------------------------------------------------------

PUBLISHING -- 3.8%
Hurriyet Gazetecilik ve Matbaacilik A.S.(1)                            387,817,086    $    1,380,132
Turkish newspaper
----------------------------------------------------------------------------------------------------
                                                                                      $    1,380,132
----------------------------------------------------------------------------------------------------

REAL ESTATE -- 1.9%
Consorcio ARA S.A. de C.V.(1)                                              277,713    $      689,510
Mexican house builder
----------------------------------------------------------------------------------------------------
                                                                                      $      689,510
----------------------------------------------------------------------------------------------------

RETAIL -- 1.1%
Wal-Mart de Mexico S.A                                                     140,000    $      399,048
A major retailer in food, clothing, and other
merchandise, under a variety of store formats
----------------------------------------------------------------------------------------------------
                                                                                      $      399,048
----------------------------------------------------------------------------------------------------

SEMICONDUCTOR COMPONENTS /
INTEGRATED CIRCUITS -- 2.4%
Taiwan Semiconductor Manufacturing Co. Ltd.(1)                             471,960    $      882,753
Contract manufacturer of integrated circuits (foundry)
for third parties
----------------------------------------------------------------------------------------------------
                                                                                      $      882,753
----------------------------------------------------------------------------------------------------

STEEL -- 2.7%
POSCO                                                                        7,140    $      976,769
South Korean heavy steel producer
----------------------------------------------------------------------------------------------------
                                                                                      $      976,769
----------------------------------------------------------------------------------------------------

TELEPHONE - INTEGRATED -- 4.9%
AS Eesti Telekom GDR                                                         8,162    $      204,050
Estonia's fixed line and mobile telecom provider
Mobile Telesystems ADR                                                      10,298           852,674
Provides telecommunication services including Internet
and network services in Russia
Shin Corp., Public Company Ltd.                                            735,000           723,453
Thai media and telecom company
----------------------------------------------------------------------------------------------------
                                                                                      $    1,780,177
----------------------------------------------------------------------------------------------------

                        See notes to financial statements

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
TOBACCO -- 4.7%
British American Tobacco Malaysia Berhad                                    62,600    $      716,605
Tobacco producers (part of BAT group)
Companhia Souza Cruz S.A                                                    94,573           992,279
Tobacco producers (part of BAT group)
----------------------------------------------------------------------------------------------------
                                                                                      $    1,708,884
----------------------------------------------------------------------------------------------------

TOTAL COMMON STOCKS
   (IDENTIFIED COST $20,924,103)                                                      $   31,656,026
----------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 4.3%

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
AUTOMOTIVE -- 2.1%
Hyundia Motor Co., Ltd.                                                     39,570    $      753,872
Car manufacturer
----------------------------------------------------------------------------------------------------
                                                                                      $      753,872
----------------------------------------------------------------------------------------------------

BANKS AND MONEY SERVICES -- 2.2%
Banco Bradesco S.A.                                                    153,954,399    $      811,129
Banking
----------------------------------------------------------------------------------------------------
                                                                                      $      811,129
----------------------------------------------------------------------------------------------------

TOTAL PREFERRED STOCKS
   (IDENTIFIED COST $1,085,481)                                                       $    1,565,001
----------------------------------------------------------------------------------------------------

INVESTMENT FUNDS -- 1.8%

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
Novy Neft Ltd.(2)                                                           54,361    $      665,922
Closed end investment vehicle allowing the fund to buy
local Gazprom shares
----------------------------------------------------------------------------------------------------
                                                                                      $      665,922
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS
   (IDENTIFIED COST $546,328)                                                         $      665,922
----------------------------------------------------------------------------------------------------

WARRANTS -- 0.0%

SECURITY                                                            SHARES            VALUE
----------------------------------------------------------------------------------------------------
OIL COMPANIES - EXPLORATION & PRODUCTION -- 0.0%
Teton Petroleum Co.(1)(2)                                                   80,000    $            0
Russian oil exploration and production company
----------------------------------------------------------------------------------------------------
                                                                                      $            0
----------------------------------------------------------------------------------------------------

TOTAL WARRANTS
   (IDENTIFIED COST $0)                                                               $            0
----------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS -- 93.7%
   (IDENTIFIED COST $22,555,912)                                                      $   33,886,949
----------------------------------------------------------------------------------------------------

OTHER ASSETS, LESS LIABILITIES -- 6.3%                                                $    2,278,938
----------------------------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                                  $   36,165,887
----------------------------------------------------------------------------------------------------

Company descriptions are unaudited.

ADR - American Depositary Receipt

GDR - Global Depository Receipt.

(1) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(2) Priced by adviser.

                        See notes to financial statements

COUNTRY CONCENTRATION OF PORTFOLIO

                                                                    PERCENTAGE
COUNTRY                                                             OF NET ASSETS     VALUE
----------------------------------------------------------------------------------------------------
Republic of Korea                                                             13.3%   $    4,821,759
Thailand                                                                       9.6%        3,474,214
Malaysia                                                                       9.1%        3,286,752
India                                                                          8.5%        3,082,858
Taiwan                                                                         8.2%        2,978,066
Brazil                                                                         7.1%        2,581,463
South Africa                                                                   6.7%        2,428,504
Turkey                                                                         6.0%        2,180,100
Mexico                                                                         4.7%        1,701,119
China                                                                          4.6%        1,641,713
Russia                                                                         4.0%        1,458,350
United Kingdom                                                                 3.9%        1,396,067
Estonia                                                                        2.8%        1,000,448
Indonesia                                                                      2.1%          750,846
Bermuda                                                                        1.9%          665,922
United States                                                                  1.2%          438,768

                        See notes to financial statements

EMERGING MARKETS PORTFOLIO as of December 31, 2003
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2003

ASSETS
Investments, at value (identified cost, $22,555,912)             $    33,886,949
Cash                                                                   2,534,339
Foreign currency, at value (identified cost, $37,352)                     37,534
Interest and dividends receivable                                         47,145
Tax reclaim receivable                                                       934
--------------------------------------------------------------------------------
TOTAL ASSETS                                                     $    36,506,901
--------------------------------------------------------------------------------

LIABILITIES
Payable to affiliate for Trustees' fees                          $         1,294
Accrued expenses                                                         339,720
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                $       341,014
--------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS' INTEREST IN PORTFOLIO        $    36,165,887
--------------------------------------------------------------------------------

SOURCES OF NET ASSETS
Net proceeds from capital contributions and withdrawals         $     24,834,293
Net unrealized appreciation (computed on the basis
   of identified cost)                                                11,331,594
--------------------------------------------------------------------------------
TOTAL                                                            $    36,165,887
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2003

INVESTMENT INCOME
Dividends (net of foreign taxes, $90,879)                        $       690,276
Interest                                                                   3,922
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                          $       694,198
--------------------------------------------------------------------------------

EXPENSES
Investment adviser fee                                           $       177,779
Administration fee                                                        59,356
Trustees' fees and expenses                                                5,151
Custodian fee                                                             82,734
Legal and accounting services                                             55,429
Miscellaneous                                                              4,672
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                   $       385,121
--------------------------------------------------------------------------------
Deduct --
   Waiver of investment adviser fee                              $         5,558
   Waiver of administration fee                                            1,740
--------------------------------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                                         $         7,298
--------------------------------------------------------------------------------

NET EXPENSES                                                     $       377,823
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                            $       316,375
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) --
   Investment transactions (identified cost basis)               $     1,504,716
   Foreign currency transactions                                         (41,218)
--------------------------------------------------------------------------------
NET REALIZED GAIN                                                $     1,463,498
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
   Investments (identified cost basis)                           $     8,431,929
   Foreign currency transactions                                             465
--------------------------------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)             $     8,432,394
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN                                 $     9,895,892
--------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                       $    10,212,267
--------------------------------------------------------------------------------

                        See notes to financial statements

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                          YEAR ENDED          YEAR ENDED
IN NET ASSETS                                DECEMBER 31, 2003   DECEMBER 31, 2002
----------------------------------------------------------------------------------
From operations --
   Net investment income                     $         316,375   $         102,873
   Net realized gain (loss)                          1,463,498            (522,269)
   Net change in unrealized
      appreciation (depreciation)                    8,432,394           1,145,122
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $      10,212,267   $         725,726
----------------------------------------------------------------------------------
Capital transactions --
   Contributions                             $      19,496,054   $      22,230,752
   Withdrawals                                     (13,694,640)        (16,400,883)
----------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                      $       5,801,414   $       5,829,869
----------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                   $      16,013,681   $       6,555,595
----------------------------------------------------------------------------------

NET ASSETS

At beginning of year                         $      20,152,206   $      13,596,611
----------------------------------------------------------------------------------
AT END OF YEAR                               $      36,165,887   $      20,152,206
----------------------------------------------------------------------------------

                        See notes to financial statements

SUPPLEMENTARY DATA

                                                                             YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------------------------
                                                              2003        2002        2001        2000        1999
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA+
Ratios (As a percentage of average daily net assets):
   Net expenses                                               1.59%       1.44%       1.93%       1.69%       1.42%
   Net expenses after custodian fee reduction                 1.59%       1.44%       1.69%       1.38%       1.35%
   Net investment income (loss)                               1.33%       0.57%       0.78%      (0.56)%      0.45%
Portfolio Turnover                                              58%         76%        125%         65%         95%
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                                              47.68%       7.30%       1.03%         --          --
-------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S OMITTED)                   $ 36,166    $ 20,152    $ 13,597    $ 14,859    $ 14,472
-------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the investment adviser fee and/or administration fee, an allocation of expenses to the Investment Adviser and/or Administrator, or both. Had such actions not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
   Expenses                                                   1.62%       1.88%                   1.76%       2.42%
   Expenses after custodian fee reduction                     1.62%       1.88%                   1.45%       2.35%
   Net investment income (loss)                               1.30%       0.13%                  (0.63)%     (0.55)%

(1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                        See notes to financial statements

EMERGING MARKETS PORTFOLIO as of December 31, 2003
NOTES TO FINANCIAL STATEMENTS

1 SIGNIFICANT ACCOUNTING POLICIES

  Emerging Markets Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 18, 1994. The Portfolio's objective is to achieve long-term capital appreciation. The Portfolio seeks to achieve its objective by investing in equity securities (primarily common stocks) of companies located in emerging market countries, which are those considered to be developing. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2003, Eaton Vance Emerging Markets Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A INVESTMENT VALUATION -- Marketable securities that are listed on foreign or U.S. securities exchanges are valued at closing sale prices, on the exchange where such securities are principally traded. Marketable securities listed in the NASDAQ National Market System are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short term debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable or are considered by the investment adviser to not reflect current market conditions are valued at fair value using methods determined in good faith by or at the direction of the Trustees. Generally, trading in the foreign securities owned by the Portfolio is substantially completed each day at various times prior to the close of the Exchange. The values of these securities used in determining the net asset value of the Portfolio generally are computed as of such times. Occasionally, events affecting the value of foreign securities may occur between such times and the close of the Exchange which will not be reflected in the computation of the Portfolio's net asset value (unless the Portfolio deems that such events would materially affect its net asset value, in which case an adjustment would be made and reflected in such computation). The Portfolio may rely on an independent fair valuation service in making any such adjustment. Foreign securities and currency held by the Portfolio will be valued in U.S. dollars; such values will be computed by the custodian based on foreign currency exchange rate quotations supplied by an independent quotation service.

  B INCOME -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from securities are recorded as the Portfolio is informed of the ex-dividend date.

  C FEDERAL TAXES -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is individually responsible for the payment of any taxes on its share of such income. Since some of the Portfolio's investors are regulated investment companies that invest all or substantially all of their assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue
  Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

  In addition to the requirements of the Internal Revenue Code, the Portfolio may also be required to pay local taxes on the recognition of capital gains in certain countries. During the year ended December 31, 2003, the Portfolio paid $23,730 in Thailand capital gains taxes pursuant to such requirement.

  In determining the daily net asset value, the Portfolio estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the related tax rates and other such factors. As of December 31, 2003, the Portfolio had a reserve of $279,299 related to capital gains.

  D EXPENSE REDUCTION -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

  E FOREIGN CURRENCY TRANSLATION -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to foreign currency rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

  F FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

  G INDEMNIFICATIONS -- Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

  H OTHER -- Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of the securities sold.

  I USE OF ESTIMATES -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

  The investment adviser fee is earned by Lloyd George Management (Bermuda) Limited (the Adviser) as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2003, the adviser fee was 0.75% of average daily net assets and amounted to $177,779. To enhance the net income of the Portfolio, the investment adviser waived $5,558 of its investment adviser fee. In addition, an administrative fee is earned by Eaton Vance Management (EVM) for managing and administrating the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended December 31, 2003, the administration fee was 0.25% of average daily net assets and amounted to $59,356. To enhance the net income of the Portfolio, the manager waived $1,740 of its administration fee. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 INVESTMENT TRANSACTIONS

  Purchases and sales of investments, other than short-term obligations, aggregated $19,038,147 and $13,090,437, respectively, for the year ended December 31, 2003.

4 FEDERAL INCOME TAX BASIS OF UNREALIZED APPRECIATION (DEPRECIATION)

  The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2003, as computed on a federal income tax basis, were as follows:

  AGGREGATE COST                       $  22,675,506
-----------------------------------------------------
  Gross unrealized appreciation        $  11,490,742
  Gross unrealized depreciation             (279,299)
-----------------------------------------------------
  NET UNREALIZED APPRECIATION          $  11,211,443
-----------------------------------------------------

  The net appreciation on foreign currency is $557.

5 LINE OF CREDIT

  The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and or unanticipated short-term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2003.

6 RISKS ASSOCIATED WITH FOREIGN INVESTMENTS

  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 FINANCIAL INSTRUMENTS

  The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At December 31, 2003, there were no obligations under these financial instruments outstanding.

EMERGING MARKETS PORTFOLIO as of December 31, 2003
INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS OF EMERGING MARKETS PORTFOLIO:

We have audited the accompanying statement of assets and liabilities of Emerging Markets Portfolio (the Portfolio), including the portfolio of investments, as of December 31, 2003, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Portfolio as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 19, 2004

EATON VANCE EMERGING MARKETS FUND
MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Special Investment Trust (the Trust) and Emerging Markets Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., "LGM" refers to Lloyd George Management (B.V.I.) Limited and "Lloyd George" refers to Lloyd George Investment Management (Bermuda) Limited. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM. Lloyd George is a wholly-owned subsidiary of LGM.

                         POSITION(S)       TERM OF                                  NUMBER OF PORTFOLIOS
                           WITH THE       OFFICE AND                                  IN FUND COMPLEX
     NAME AND           TRUST AND THE     LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
  DATE OF BIRTH           PORTFOLIO        SERVICE         DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE(S)

Jessica M. Bibliowicz      Trustee     Trustee of the   Chairman, President and                193           Director of National
11/28/59                                 Trust since    Chief Executive Officer                               Financial Partners
                                        1998; of the    of National Financial
                                          Portfolio     Partners (financial
                                         since 2003     services company) (since
                                                        April 1999). President and
                                                        Chief Operating Officer
                                                        of John A. Levin & Co.
                                                        (registered investment
                                                        advisor) (July 1997 to
                                                        April 1999) and a Director
                                                        of Baker, Fentress &
                                                        Company, which owns John
                                                        A. Levin & Co. (July 1997
                                                        to April 1999). Ms.
                                                        Bibliowicz is an
                                                        interested person because
                                                        of her affiliation with a
                                                        brokerage firm.

James B. Hawkes          Trustee of     Trustee of      Chairman, President and                195              Director of EVC
11/9/41                   the Trust       the Trust     Chief Executive Officer
                           and the      since 1989;     of BMR, EVC, EVM and EV;
                         Portfolio;     Trustee and     Director of EV; Vice
                            Vice           Vice         President and Director of
                          President     President of    EVD. Trustee and/or
                           of the      the Portfolio    officer of 195 registered
                          Portfolio     since 1994      investment companies in
                                                        the Eaton Vance Fund
                                                        Complex. Mr.Hawkes is an
                                                        interested person because
                                                        of his positions with
                                                        BMR, EVM, EVC and EV,
                                                        which are affiliates of
                                                        the Fund and the
                                                        Portfolio.

Hon. Robert Lloyd        Trustee and     Since 1994     Chief Executive Officer                5                     None
George                  President of                    of LGM and Lloyd George.
8/13/52                 the Portfolio                   Mr.Lloyd George is an
                                                        interested person because
                                                        of his positions with LGM
                                                        and Lloyd George, which
                                                        are affiliates of the
                                                        Portfolio.

NONINTERESTED TRUSTEE(S)

Edward K.Y. Chen         Trustee of      Since 1994     President of Lingnan                   5           Director of First Pacific
1/14/45                 the Portfolio                   University in Hong Kong.                            Company, Asia Satellite
                                                                                                               Telecommunications
                                                                                                            Holdings Ltd. and Wharf
                                                                                                                Holdings Limited
                                                                                                           (property management and
                                                                                                                 communications)

Samuel L. Hayes, III       Trustee     Trustee of the   Jacob H. Schiff Professor              195         Director of Tiffany & Co.
2/23/35                                  Trust since    of Investment Banking                              (specialty retailer) and
                                        1989; of the    Emeritus, Harvard                                        Telect, Inc.
                                          Portfolio     University Graduate                                   (telecommunication
                                         since 1994     School of Business                                    services company)
                                                        Administration.

William H. Park            Trustee                      President and Chief                    192                   None
9/19/47                                                 Executive Officer, Prizm
                                                        Capital Management, LLC
                                                        (investment management
                                                        firm) (since 2002).
                                                        Executive Vice President
                                                        and Chief Financial
                                                        Officer, United Asset
                                                        Management Corporation (a
                                                        holding company owning
                                                        institutional investment
                                                        management firms)
                                                        (1982-2001).

Ronald A. Pearlman         Trustee       Since 2003     Professor of Law,                      192                   None
7/10/40                                                 Georgetown University Law
                                                        Center (since 1999). Tax
                                                        Partner, Covington &
                                                        Burling, Washington, DC
                                                        (1991-2000).

                         POSITION(S)       TERM OF                                  NUMBER OF PORTFOLIOS
                           WITH THE       OFFICE AND                                  IN FUND COMPLEX
     NAME AND           TRUST AND THE     LENGTH OF       PRINCIPAL OCCUPATION(S)       OVERSEEN BY
  DATE OF BIRTH           PORTFOLIO        SERVICE         DURING PAST FIVE YEARS        TRUSTEE(1)        OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer           Trustee       Trustee of     President, Chief Executive             195                   None
9/21/35                                  the Trust      Officer and a Director of
                                        since 1989; of  Asset Management Finance
                                        the Portfolio   Corp. (a specialty
                                          since 1996    finance company serving
                                                        the investment management
                                                        industry) (since
                                                        October 2003). President,
                                                        Unicorn Corporation (an
                                                        investment and financial
                                                        advisory services
                                                        company) (since
                                                        September 2000). Formerly,
                                                        Chairman, Hellman, Jordan
                                                        Management Co., Inc. (an
                                                        investment management
                                                        company) (2000-2003).
                                                        Formerly, Advisory
                                                        Director of Berkshire
                                                        Capital Corporation
                                                        (investment banking firm)
                                                        (2002-2003). Formerly,
                                                        Chairman of the Board,
                                                        United Asset Management
                                                        Corporation (a holding
                                                        company owning
                                                        institutional investment
                                                        management firms) and
                                                        Chairman, President and
                                                        Director, UAM Funds
                                                        (mutual funds)
                                                        (1980-2000).

Lynn A. Stout              Trustee      Trustee of      Professor of Law,                      195                   None
9/14/57                                  the Trust      University of California
                                        since 1998;     at Los Angeles School of
                                          of the        Law (since July 2001).
                                        Portfolio       Formerly, Professor of
                                        since 2003      Law, Georgetown
                                                        University Law Center.

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                          POSITION(S)          TERM OF
                            WITH THE          OFFICE AND
     NAME AND            TRUST AND THE        LENGTH OF                       PRINCIPAL OCCUPATION(S)
  DATE OF BIRTH            PORTFOLIO           SERVICE                        DURING PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.  President of the Trust   Since 2002    Executive Vice President of EVM, BMR, EVC and EV; Chief
5/31/58                                                     Investment Officer of EVM and BMR and Director of EVC. Chief
                                                            Executive Officer of Belair Capital Fund LLC, Belcrest
                                                            Capital Fund LLC, Belmar Capital Fund LLC, Belport Capital
                                                            Fund LLC and Belrose Capital Fund LLC (private investment
                                                            companies sponsored by EVM). Officer of 54 registered
                                                            investment companies managed by EVM or BMR.

William Walter       Vice President of the    Since 1994    Director, Finance Director and Chief Operating Officer of
Raleigh Kerr                Portfolio                       Lloyd George. Director of LGM. Officer of 4 registered
8/17/50                                                     investment companies managed by EVM or BMR.

Duke E. Laflamme     Vice President of the    Since 2001    Vice President of EVM and BMR. Officer of 11 registered
7/8/69                       Trust                          investment companies managed by EVM or BMR.

Thomas H. Luster     Vice President of the    Since 2002    Vice President of EVM and BMR. Officer of 15 registered
4/8/62                       Trust                          investment companies managed by EVM or BMR.

Alan R. Dynner             Secretary          Since 1997    Vice President, Secretary and Chief Legal Officer of BMR,
10/10/40                                                    EVM, EVD, EV and EVC. Officer of 195 registered investment companies managed by EVM or BMR.

Kristin S. Anagnost    Treasurer of the      Since 2002(2)  Assistant Vice President of EVM and BMR. Officer of 109
6/12/65                   Portfolio                         registered investment companies managed by EVM or BMR.

James L. O'Connor      Treasurer of Trust     Since 1989    Vice President of BMR, EVM and EVD. Officer of 116
4/1/45                                                      registered investment companies managed by EVM or BMR.

(1) Includes both master and feeder funds in a master-feeder structure.

(2) Prior to 2002, Ms. Anagnost served as Assistant Treasurer of the Portfolio since 1998.

The SAI for the Fund includes additional information about the Trustee and officers of the Fund and the Portfolio and can be obtained without charge calling 1-800-225-6265.

                INVESTMENT ADVISER OF EMERGING MARKETS PORTFOLIO
                             LLOYD GEORGE MANAGEMENT
                                (BERMUDA) LIMITED
                            3808 ONE EXCHANGE SQUARE
                               CENTRAL, HONG KONG

            SPONSOR AND MANAGER OF EATON VANCE EMERGING MARKETS FUND
                 AND ADMINISTRATOR OF EMERGING MARKETS PORTFOLIO
                             EATON VANCE MANAGEMENT
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

                              PRINCIPAL UNDERWRITER
                         EATON VANCE DISTRIBUTORS, INC.
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109
                                 (617) 482-8260

                                    CUSTODIAN
                         INVESTORS BANK & TRUST COMPANY
                              200 CLARENDON STREET
                                BOSTON, MA 02116

                                 TRANSFER AGENT
                                    PFPC INC.
                             ATTN: EATON VANCE FUNDS
                                  P.O. BOX 9653
                            PROVIDENCE, RI 02940-9653

                              INDEPENDENT AUDITORS
                              DELOITTE & TOUCHE LLP
                               200 BERKELEY STREET
                              BOSTON, MA 02116-5022


                        EATON VANCE EMERGING MARKETS FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                                BOSTON, MA 02109

    THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS WHICH CONTAINS MORE COMPLETE INFORMATION ON THE FUND, INCLUDING ITS SALES CHARGES AND EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

132-2/04                                                                 EMSRC

ITEM 2. CODE OF ETHICS

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts. Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (a fixed income investment management firm). Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation ("UAM") (a holding company owning institutional investment management firms). Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration. Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company). Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) -(d)

EATON VANCE EMERGING MARKETS FUND (the "Fund") is a series of Eaton Vance Special Investment Trust (the "Trust"), a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. Including the Fund, the Trust contains a total of 11 series (collectively, the "Series"). This Form N-CSR/A relates to the Fund's annual report.

The following table presents the aggregate fees billed to the Fund for the Fund's fiscal years ended December 31, 2002 and December 31, 2003 by the Fund's principal accountant for professional services rendered for the audit of the Fund's annual financial statements and fees billed for other services rendered by the principal accountant during those periods.

EATON VANCE EMERGING MARKETS FUND

FISCAL YEARS ENDED                 12/31/02    12/31/03
---------------------------------------------------------
Audit Fees                         $ 10,784    $   8,549

Audit-Related Fees(1)              $      0    $       0

Tax Fees(2)                        $  5,700    $   5,200

All Other Fees(3)                  $      0    $       0
                                   ---------------------
Total                              $ 16,484    $ 13,749
                                   =====================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

The various Series comprising the Trust have the same fiscal year end (December
31). The Series differ, however, as to principal accountant; i.e., certain Series have PricewaterhouseCoopers LLP ("PWC") as a principal accountant and other Series have Deloitte & Touche LLP ("D&T") as a principal accountant. The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by each Series's respective principal accountant for the last two fiscal years of each Series.

FISCAL YEARS ENDED                    12/31/02                               12/31/03
                                PWC                D&T                PWC                D&T
-----------------------------------------------------------------------------------------------
AUDIT FEES                  $    82,750         $  38,181          $  99,800          $  61,346

AUDIT-RELATED FEES(1)       $         0         $       0          $       0          $       0

TAX FEES(2)                 $    47,965         $  27,300          $  54,190          $  32,300

ALL OTHER FEES(3)           $         0         $       0          $       0          $       0
                            -------------------------------------------------------------------
TOTAL                       $   130,715         $  65,481          $ 153,990          $  93,646
                            ===================================================================

(1) Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2) Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3) All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant's audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant's principal accountant (the "Pre-Approval Policies"). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies
(i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant's audit committee at least annually. The registrant's audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant's principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's audit committee pursuant to the "de minimis exception" set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to all of the Series in the Trust by each Series's respective principal accountant (either PWC or D&T) for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by PWC and D&T for the last two fiscal years of each Series.

FISCAL YEARS ENDED                    12/31/02                                 12/31/03
                               PWC                  D&T                 PWC                 D&T
---------------------------------------------------------------------------------------------------
REGISTRANT(1)               $   47,965          $    27,300          $  54,190           $   32,300

EATON VANCE(2)              $        0          $   336,546          $       0           $  458,168

(1)     Includes all of the Series in the Trust.

(2) Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series.

(h) The registrant's audit committee has considered whether the provision by the registrant's principal accountant of non-audit services to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not required in this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not required in this filing.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not required in this filing.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not required in this filing.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable

ITEM 10. CONTROLS AND PROCEDURES

(a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant's internal controls over financial reporting during the period that has materially affected, or is reasonably likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS

(a)(1)         Registrant's Code of Ethics - Not applicable (please see Item 2).
(a)(2)(i)      Treasurer's Section 302 certification.
(a)(2)(ii)     President's Section 302 certification.
(b)            Combined Section 906 certification.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


EATON VANCE SPECIAL INVESTMENT TRUST (ON BEHALF OF (EATON VANCE EMERGING MARKETS
FUND))


By:      /S/ Thomas E. Faust Jr.
         ----------------------------
         Thomas E. Faust Jr.
         President


Date:    June 8, 2004
         ------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:      /S/ James L. O'Connor
         ----------------------------
         James L. O'Connor
         Treasurer


Date:    June 8, 2004
         ------------


By:      /S/ Thomas E. Faust Jr.
         ----------------------------
         Thomas E. Faust Jr.
         President


Date:    June 8, 2004
         ------------